ASSIGNMENT, ASSUMPTION, MODIFICATION AND EXTENSION OF PROMISSORY NOTE

This **ASSIGNMENT, ASSUMPTION, MODIFICATION AND EXTENSION OF PROMISSORY NOTE** ("Agreement") is made as of the 16th day of May, 2006 (the "Effective Date"), by and between **SENTRY POWER SYSTEMS, LLC.**, a Delaware limited liability company whose address is 23 Southgate Boulevard, Southgate Industrial Park, New Castle, Delaware 19720 ("Assignor"), and **SENTRY POWER TECHNOLOGY, INC.**, a Nevada corporation whose address is 109 North Post Oak Lane, Suite 422, Houston, TX 77024 ("Assignee").

WITNESSETH:

WHEREAS, on or about April 7, 2006, Assignor issued in favor of CSI BUSINESS FINANCE, INC. ("Payee") a Secured Promissory Note having an original principal balance of $235,000.00 (the "Note");

WHEREAS, as contemplated under the terms of the Note, Payee agreed to accept the assignment of the obligations of Assignor under this Note to Assignee upon the sale of substantially of all of the assets of Assignor to a subsidiary of Power Technology, Inc.;

WHEREAS, Assignee is a subsidiary of Power Technology, Inc. and has or will acquire substantially all of the assets of Assignor simultaneous with the execution of this Agreement;

WHEREAS, pursuant to the foregoing, Assignor wishes to assign to Assignee, and Assignee wishes to assume all of the covenants and obligations of Assignor under the Note;

NOW, THEREFORE, in consideration of the mutual covenants and promises set forth herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

1. **Assignment of Note.** Assignor hereby assigns, transfers and delivers to Assignee, its successors and assigns, all rights and obligations of Assignor under the Note, **TO HAVE AND TO HOLD** the same unto Assignee, its successors and assigns, from and after the date hereof, subject to the terms, covenants and conditions contained therein. A true and correct copy of the Note is attached hereto marked **Exhibit A**.

2. **Acceptance and Assumption.** Assignee hereby accepts the above assignment of the Note and further hereby assumes the performance and observance of all terms, covenants and conditions therein to be performed or observed by Assignor. Assignee acknowledges Payee's joinder in the execution of this Agreement and agrees that Payee shall be permitted to look to Assignee for payment of the Note as if Assignee was the original maker thereof. At the request of Payee, Assignee shall execute a note in the amount of the Note, in similar form to the Note as

modified hereby, payable to Payee, which note shall be a modification of and issued as a replacement to the Note.

3. **Modification and Extension**. The first sentence of the second paragraph of the Note is hereby deleted in its entirety and replaced with the following: "Accrued and unpaid interest hereunder shall be due and payable on the first day of each month beginning June 1, 2006. All principal and any accrued and unpaid interest on this promissory note (the "Note") shall be due and payable on May 15, 2006."

4. **Acknowledgment of Payee**. Payee hereby joins in the execution of this Agreement for the sole purpose of evidencing its agreement to the assignment of Assignor's rights and obligations under the Note to Assignee. Accordingly, Payee agrees to look to Assignee and not Assignor for payment of the Note and agrees and confirms that Assignor's obligations under the Note are hereby fully extinguished.

5. **Severability**. If any portion of this Agreement shall be held to be invalid or unenforceable for any reason, the remaining provisions shall continue to be valid and enforceable. If a court finds that any provisions of this Agreement are invalid or unenforceable, but that by limiting such provision, it would become valid and enforceable, then such provision shall be deemed to be written, construed, and enforced as so limited.

6. **Binding Effect**. This Agreement shall be binding upon and inure to the benefit of the parties hereto, their successors and assigns.

7. **Not a Novation**. Except as provided herein, the terms and provisions of the Note remain unchanged and remain in full force and effect. The Note, as modified and amended hereby, is hereby ratified and confirmed by Assignee in all respects. This Agreement shall not constitute a novation of the Note or debt evidenced thereby, but shall be construed strictly as an assignment, assumption, modification and extension of the existing Note and debt.

8. **Interest**. Upon execution of this Agreement, Assignee shall pay accrued and unpaid interest on the Note through May 15, 2006, which aggregates $2,596.44.

9. **Counterparts**. This Agreement may be executed in multiple counterparts, each of which shall constitute an original, but all of which shall constitute one and the same agreement.

10. **Miscellaneous**. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas and the United States of America. Assignor and Assignee each agrees t execute such additional documents and instruments and to take such additional actions as may be necessary to carry out and effectuate the purposes of this Agreement.

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IN WITNESS WHEREOF, Assignor and Assignee have executed this Agreement as of the Effective Date.

ASSIGNOR:

SENTRY POWER SYSTEMS, LLC,
a Delaware Limited Liability Company

By: [signature]
Name: Michael Julian
Title: Manager

ASSIGNEE:

SENTRY POWER TECHNOLOGY, INC.,
a Nevada Corporation

By: [signature]
Name: Bernard J Walker
Title: PRESIDENT

The undersigned hereby consents to the assignment and assumption transaction set forth herein as of the Effective Date.

CSI BUSINESS FINANCE, INC.,
a Texas Corporation

By: [signature]
Name: A. P. Sawers
Title: CFO